SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-A


              FOR THE REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Fibercore, Inc.
             (Exact name of registrant as specified in its charter)



                    Nevada                          87-0445729
-----------------------------------------       -----------------------
 (State of incorporation or organization)       (I.R.S. employer
                                                 identification no.)


     174 Charlton Road
     Sturbridge, Massachusetts                          01566
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    (Address of principal executive offices)          (zip code)


If this form relates to the                If this form relates to the
registration of a class of debt            registration of a class of debt
securities and is effective upon filing    securities and is to become effective
pursuant to General                        simultaneously with the
Instruction A(c)(1) please check           effectiveness of a concurrent
the following box.   [ ]                   registration statement under the
                                           Securities Act of 1933 pursuant to
                                           General Instruction A(c)(2) please
                                           check the following box.   [ ]


Securities to be registered pursuant to Section 12(b) of the Act:


None


Securities to be registered pursuant to Section 12(g) of the Act:


Common Stock, $.001 par value per share
(Title of Class)

Item 1.   Description of Registrant's Securities to be
          Registered.

     The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-10319) (the "Registration Statement") under the heading, "Description of Securities," which has been filed with the Securities and Exchange Commission, and which description is incorporated herein by reference.

Item 2.   Exhibits.

     The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been or will be filed with the Securities and Exchange Commission:


          3.1  Certificate of Incorporation of Fibercore, Inc.1

          3.2  By-laws of Fibercore, Inc.1

          99.  Registrant's Registration Statement on Form S-1
               (File No. 333-10319) (the "Registration
               Statement"), including the Prospectus contained therein and the Exhibits thereto, filed with the Securities and Exchange Commission (the
               "Commission") on August 16, 1996.2

          99.1 Amendment Number 1 to the Registration Statement, including the Prospectus contained therein and the Exhibits thereto, filed with the Commission on December 4, 1996.3

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     1.  Incorporated by reference to the Exhibit of the same number contained in Exhibit 99 hereof.
     2.  Previously filed with the Commission.
     3.  Filed with the Commission simultaneously herewith.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                  FIBERCORE, INC.
                                                  (Registrant)


Dated: December 4, 1996                           By:  /s/ Mohd Aslami
       ---------------------                           -------------------------
                                                       Mohd Aslami
                                                       Chief Executive Officer
                                                       (Signature)